Exhibit 10.1

FIRST OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT TO THE NOTE DOCUMENTS

THIS FIRST OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT TO THE NOTE DOCUMENTS (this “Agreement”), dated as of August 30, 2023 is by and among Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”), Faro Recruitment America, Inc., a New York corporation (“Faro”), Monroe Staffing Services, LLC, a Delaware limited liability company (“Monroe”), Lighthouse Placement Services, Inc., a Massachusetts corporation (“Lighthouse”), Key Resources, Inc., a North Carolina corporation (“Key”), Headway Workforce Solutions, Inc., a Delaware corporation (“Headway Workforce”), Headway Employer Services, LLC, a Delaware limited liability company (“Headway Employer”), Headway HR Solutions, Inc., a New York corporation (“Headway HR”), and NC PEO Holdings, LLC, a Delaware limited liability company (“NC PEO” and together with Faro, Monroe, Lighthouse, Key, Headway Workforce, Headway Employer and Headway HR, collectively the “Guarantors” and the Guarantors, collectively with Company, the “Obligors”) and Jackson Investment Group, LLC (the “Purchaser”).

WHEREAS, pursuant to that certain Third Amended and Restated Note and Warrant Purchase Agreement, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Purchase Agreement” and the Existing Purchase Agreement, as amended by this Agreement, the “Purchase Agreement”), by and among the Obligors and Purchaser, Purchaser agreed to make extensions of credit and other financial accommodations to the Obligors;

WHEREAS, the Obligations of the Obligors under the Existing Purchase Agreement are further evidenced by that certain Third Amended and Restated 12% Senior Secured Note due October 14, 2024, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Third Amended and Restated Note”), made and executed by Company in favor of Purchaser;

WHEREAS, the Obligations of the Obligors were secured by, among other things, liens, security interests and other encumbrances pursuant to (i) that certain Amended and Restated Security Agreement, dated as of September 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement” and the Existing Security Agreement, as amended by this Agreement, the “Security Agreement”), by and among the Obligors and Purchaser, and (ii) that certain Amended and Restated Pledge Agreement, dated as of September 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pledge Agreement” and the Existing Pledge Agreement, as amended by this Agreement, the “Pledge Agreement”), by and among the Obligors and Purchaser;

WHEREAS, simultaneously with the execution and delivery of this Agreement, Company desires to issue a new 12% Senior Secured Promissory Note due October 14, 2024, dated the date hereof in the principal amount of $2,000,000 (as amended, supplemented, restated or otherwise modified from time to time, the “August 2023 Senior Note”) pursuant to the terms of the Purchase Agreement, and for which $2,000,000 of the purchase price proceeds thereof will be used by Company in accordance with the Plan (as defined below);

NOW THEREFORE, in order to induce Purchaser to purchase the August 2023 Senior Note and make available to Company the proceeds thereof in accordance with the terms thereof and of the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

2. Amendments to the Existing Purchase Agreement. Subject to the satisfaction (or waiver in writing by Purchaser) of the conditions precedent set forth in Section 7 hereof, on the August 2023 Amendment Effective Date:

(a) Section 1.1 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date to amend and restate the following defined term in its entirety with the applicable definitions set forth below:

“Senior Note” or “Senior Notes” means, individually or collectively, as the context may require (a) the Third Amended and Restated Note, (b) the August 2023 Senior Note and (c) each other senior promissory note now or hereafter delivered by Company to Purchaser in substitution, replacement or exchange of the Third Amended and Restated Note or the August 2023 Senior Note, in each case as amended, restated, supplemented or modified from time to time pursuant to the provisions of this Agreement.

(b) Section 1.1 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date by adding the following new definitions in appropriate alphabetical order:

“August 2023 Amendment Agreement” means that certain First Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated as of the August 2023 Amendment Effective Date, by and among the Obligors and Purchaser as may be amended, restated, supplemented or otherwise modified from time to time.

“August 2023 Amendment Effective Date” shall mean the date upon which all conditions in Section 7 of the August 2023 Amendment Agreement have been satisfied (or waived in writing by Purchaser in its sole discretion).

“August 2023 Senior Note” shall mean that certain 12% Senior Secured Promissory Note, dated the August 2023 Amendment Effective Date, in the principal amount of Two Million Dollars ($2,000,000) issued by Company to Purchaser on the August 2023 Amendment Effective Date pursuant to Section 2.1(b), and each other senior promissory note now or hereafter delivered to Purchaser in substitution, replacement or exchange thereof, in each case as amended, restated, supplemented or modified from time to time pursuant to the provisions of this Agreement.

(c) Section 2.1 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date by striking clause (b) in its entirety with the following:

(b) Purchase and Sale of August 2023 Senior Note. Company hereby agrees to sell to Purchaser and, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of Company contained herein, Purchaser agrees to purchase from Company the August 2023 Senior Note for an aggregate total purchase price of Two Million Dollars ($2,000,000) (the “August 2023 Amendment Purchase Price”), subject to the conditions as provided below in this Section and to the satisfaction of each of the conditions precedent set forth in Section 7 of the August 2023 Amendment Agreement, to be paid in a single advance in the amount of the August 2023 Amendment Purchase Price (the “August 2023 Amendment Advance”) on the August 2023 Amendment Effective Date, as provided in the immediately succeeding sentence. Upon satisfaction of all conditions to the August 2023 Amendment Effective Date set forth in Section 7 of the August 2023 Amendment Agreement, Purchaser shall pay the August 2023 Amendment Advance to Company by wire transfer pursuant to the instructions of Company; provided that (i) the Catch-Up Amount (as defined below) shall be retained by Purchaser and applied by Purchaser to the interest in respect of the Third Amended and Restated Note that is accrued but unpaid as of the August 2023 Amendment Effective Date and (ii) $42,500.80 of the August 2023 Amendment Advance shall be retained by Purchaser and applied by Purchaser to reimbursement of out-of-pocket fees and expenses (including reasonable attorney fees’) incurred by Purchaser in connection with the August 2023 Amendment Advance and related transactions. Company acknowledges that the payment amounts described in the immediately preceding proviso shall be fully earned and non-refundable when paid on the August 2023 Amendment Effective Date. For the avoidance of doubt, if the conditions precedent set forth in Section 7 of the August 2023 Amendment Agreement are not satisfied (or waived in writing by Purchaser in its sole discretion), then Purchaser shall be under no obligation to purchase the August 2023 Senior Note and pay the August 2023 Amendment Purchase Price and, in such case, Purchaser shall return to Company the August 2023 Senior Note, which shall not be considered issued and outstanding unless and until the August 2023 Amendment Effective Date has occurred (as evidenced by payment of the August 2023 Amendment Advance to Company as provided above in this Section 2.1(b) on the August 2023 Amendment Effective Date).

(d) Section 2.2 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date by striking clause (a) in its entirety with the following:

(a) Interest on the Third Amended and Restated Note. Interest on the outstanding principal balance of the Third Amended and Restated Note shall be paid in cash and continue to accrue at a rate per annum equal to twelve percent (12.00%) on and at all times after the date hereof until the principal amount of such Third Amended and Restated Note has been paid in full. In the event that Company has not repaid in cash at least fifty percent (50.00%) of the outstanding principal balance of the Third Amended and Restated Note as of the date hereof on or before the First Anniversary, then the interest on the outstanding principal balance of the Third Amended and Restated Note shall continue to accrue at an increased rate per annum equal to sixteen percent (16.00%) of the outstanding principal balance of the Third Amended and Restated Note until the Third Amended and Restated Note is repaid in full. For the avoidance of doubt, any accrued and unpaid interest on the principal balance of the Existing Senior Notes which is not paid in full in cash on the Closing Date, shall on and after the Closing Date continue to remain an obligation of Company and shall be treated as accrued and unpaid interest on the outstanding principal balance of the Third Amended and Restated Note, and such interest shall be due and payable in cash on each Interest Payment Date in accordance with the terms set forth below in this Section and the terms of the Third Amended and Restated Note. All accrued and unpaid interest on the outstanding principal balance of the Third Amended and Restated Note shall be due and payable in arrears in cash on a monthly basis on the first day of each month in each year on and after the date hereof (with the first such monthly payment due on November 1, 2022; each such monthly payment date being referred to herein as an “Interest Payment Date”) and on the Maturity Date; provided that the interest payment that would, pursuant to this sentence, be due on the Interest Payment Date occurring on September 1, 2023 shall instead be due on the Interest Payment Date occurring on December 1, 2023, provided further that the amount of each such deferred interest payment shall be added to the principal amount of the Note as of the date that such interest payment would, pursuant to this sentence, be due, so that the interest payable on the deferred Interest Payment Date shall include interest accrued on the amount of such deferred interest accruing since the date of its deferral. Notwithstanding the foregoing, all interest on the Third Amended and Restated Note that remains accrued but unpaid as of the August 2023 Amendment Effective Date shall be repaid with the proceeds of the August 2023 Amendment Advance on the August 2023 Amendment Effective Date and Company hereby authorizes Purchaser to deduct from the proceeds of the August 2023 Amendment Advance, the amount necessary to satisfy such accrued but unpaid interest (the “Catch-Up Amount”).

(e) Section 2.2 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date by striking clause (b) in its entirety with the following:

(b) Interest on the outstanding principal balance of the August 2023 Senior Note shall be paid in cash and continue to accrue at a rate per annum equal to twelve percent (12.00%) on and at all times after August 2023 Amendment Effective Date until the principal amount of such August 2023 Senior Note has been paid in full. In the event that Company has not repaid in cash at least fifty percent (50.00%) of the outstanding principal balance of the August 2023 Senior Note as of the date hereof on or before the First Anniversary, then the interest on the outstanding principal balance of the August 2023 Senior Note shall continue to accrue at an increased rate per annum equal to sixteen percent (16.00%) of the outstanding principal balance of the August 2023 Senior Note until the August 2023 Senior Note is repaid in full. All accrued and unpaid interest on the outstanding principal balance of the August 2023 Senior Note shall be due and payable in arrears in cash on a monthly basis on the first day of each month in each year on and after the date hereof (with the first Interest Payment Date in respect of the August 2023 Senior Note to occur on October 1, 2023) and on the Maturity Date.

(f) Section 7.14 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date to include the August 2023 Commitment Fee Shares (as defined below), such that all references in such Section to the Commitment Fee Shares shall be deemed to refer to both the Commitment Fee Shares as defined in the Existing Purchase Agreement and the August 2023 Commitment Fee Shares.

3. Amendments to the Existing Security Agreement. Subject to the satisfaction (or waiver in writing by Purchaser) of the conditions precedent set forth in Section 7 hereof, the Existing Security Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date as follows: (a) each Obligor signatory hereto shall become party to the Existing Security Agreement without any further action and all references to “Debtors” therein shall be deemed to refer to each Obligor signatory hereto, (b) the term “Secured Obligations” as defined in the Existing Security Agreement shall be deemed to include, without limitation, the following additional obligations (i) all obligations, covenants, agreements and liabilities, of Company and the other Obligors under the Transaction Documents (including, without limitation, the August 2023 Senior Note), and (ii) the obligation of Company to pay all amounts when due under the August 2023 Senior Note and the other Transactions Documents including, without limitation, all principal, accrued interest, fees and other amounts, (c) all references in the Existing Security Agreement to the “Note” shall be deemed to refer to both the Third Amended and Restated Note and the August 2023 Senior Note and (c) all references in the Security Agreement to the “Note Documents” shall be deemed to refer to the Transaction Documents as defined in the Purchase Agreement as amended hereby.

4. Amendments to the Existing Pledge Agreement. Subject to the satisfaction (or waiver in writing by Purchaser) of the conditions precedent set forth in Section 7 hereof, the Existing Pledge Agreement is hereby amended as of, from and subsequent to the August 2023 Amendment Effective Date as follows: (a) each Obligor signatory hereto shall be come party to the Existing Pledge Agreement without any further action and all references to “Pledgors” therein shall be deemed to refer to each Obligor signatory hereto, (b) the term “Secured Obligations” as defined in the Pledge Agreement shall be deemed to include, without limitation, the following additional obligations (i) all obligations, covenants, agreements and liabilities, of Company and the other Obligors under the Transaction Documents (including, without limitation, the August 2023 Senior Note) and (ii) the obligation of Company to pay all amounts when due under the August 2023 Senior Note and the other Transactions Documents including, without limitation, all principal, accrued interest, fees and other amounts, (b) all references in the Pledge Agreement to the “Note” shall be deemed to also refer to the both the Third Amended and Restate Senior Note and the August 2023 Senior Note and (c) all references in the Pledge Agreement to the “Note Documents” shall be deemed to refer to the Transaction Documents as defined in the Purchase Agreement as amended hereby.

5. Representations and Warranties. Each Obligor represents and warrants, that (a) immediately prior to giving effect to the August 2023 Amendment Effective Date, each representation and warranty contained in the Purchase Agreement and each other Transaction Document are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty are true and correct in all respects) and (b) immediately after giving effect to the August 2023 Amendment Effective Date and the other transactions contemplated herein, each representation and warranty contained in the Purchase Agreement and each other Transaction Document are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty are true and correct in all respects).

6. Reaffirmation. Each of the Obligors hereby reaffirms (a) all of its obligations under the Transaction Documents, and agrees that this Agreement and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge any Obligor’s obligations under the Transaction Documents, and (b) the continuing security interests in its respective assets granted in favor of Purchaser pursuant to the Security Documents. Each of the Obligors hereby (i) acknowledges and agrees that its guarantee of the Obligations includes, without limitation, all principal, interest, fees and other amounts now or hereafter due by Company under the August 2023 Senior Note and the other Transaction Documents, (ii) ratifies all the provisions of, and reaffirms its obligations under, the guarantee set forth in Article 4 of the Purchase Agreement and each other Transaction Document to which it is a party and confirms that all provisions of each such document are and shall remain in full force and effect in accordance with its terms, and (iii) reaffirms the continuing security interests in its assets granted in favor of Purchaser pursuant to the Security Documents.

7. Conditions Precedent: This Agreement shall not become effective until and the obligations of Purchaser to purchase the August 2023 Senior Note and pay the August 2023 Amendment Purchase Price therefore are subject to satisfaction (or waiver by Purchaser in its sole discretion, which such waiver must be in writing signed by Purchaser and specifically reference this Section 7) of each of the following conditions:

(a) Documentation. Purchaser shall have received counterparts, on or prior to the August 2023 Amendment Effective Date, the following, each in form and substance satisfactory to Purchaser and its counsel, of the following, each properly executed by each Obligor that is party thereto: (i) counterparts of this Agreement duly executed by each Obligor, (ii) the August 2023 Senior Note in the principal amount of Two Million Dollars ($2,000,000) duly executed and issued by Company to Purchaser, and (iii) such other consents, instruments or documents, each in form and substance reasonably satisfactory to Purchaser, as Purchaser shall require in connection with the purchase of the August 2023 Senior Note on the August 2023 Amendment Effective Date.

(b) Issuance of August 2023 Commitment Fee Shares. Company shall have instructed its stock transfer agent to reflect the issuance of the August 2023 Commitment Fee Shares (defined below) to Purchaser on the August 2023 Amendment Effective Date and to deliver a share certificate to Purchaser as required pursuant to Section 12 of this Agreement, and Purchaser shall have received copies of said instructions, in form and substance reasonably satisfactory to it.

(c) MidCap Approval. Purchaser and MidCap Funding IV Trust shall have entered into that certain Sixth Amendment to Intercreditor Agreement, in a form and substance satisfactory to Purchaser in its sole discretion.

(d) Lien Searches. Purchaser shall have received, certified copies of Uniform Commercial Code search reports with respect to each applicable public office where Liens are or may be filed disclosing that there are no Liens of record in such official’s office covering any Collateral or showing an Obligor as debtor thereunder (other than Permitted Liens or other Liens consented to by Purchaser in writing).

(e) Representations and Warranties. The representations and warranties contained in the Note Purchase Agreement and each other Transaction Document shall be true and correct in all material respects (or, with respect to representations already qualified by concepts of materiality, in all respects) on and as of the August 2023 Amendment Effective Date.

(f) No Event of Default. Immediately prior to giving effect to the August 2023 Amendment Effective Date, no Default or Event of Default shall exist under the Existing Purchase Agreement.

(g) No Material Adverse Effect. No Material Adverse Effect has occurred since the period represented by the most recent financial statements provided to Purchaser.

(h) No Default, Etc. No Default or Event of Default shall exist.

8. Post-Closing Covenant. As soon as possible, but in any case, within 30 days after the August 2023 Amendment Effective Date, the Company shall deliver or cause to be delivered to Purchaser (i) evidence that the Company has paid its unpaid taxes due as of the August 2023 Amendment Effective Date and (ii) the certificate of good standing of the Company issued by the Secretary of State of the State of Delaware.

9. Reference to and Effect on the Existing Purchase Agreement and the other Transaction Documents.

(a) On and after the August 2023 Amendment Effective Date, (i) each reference in the Purchase Agreement and each of the other Transaction Documents to the “Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Purchase Agreement shall mean and be a reference to the Purchase Agreement, (ii) each reference in each of the other Transaction Documents to, as applicable, a “Security Agreement”, “thereunder”, “thereof” or words of like import referring to, as applicable, the Existing Security Agreements shall mean and be a reference to, as applicable, the Security Agreement and (iii) each reference in each of the other Transaction Documents to, as applicable, a “Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to, as applicable, the Existing Pledge Agreements shall mean and be a reference to, as applicable, the Pledge Agreement.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under any of the Transaction Documents, or constitute a waiver of any provision of any of the Transaction Documents.

(c) This Agreement, the Purchase Agreement, the August 2023 Senior Note, the Security Agreement and the Pledge Agreement shall each be a “Note Document” and “Transaction Document” for all purposes under the Purchase Agreement (and for all purposes hereof).

(d) The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Transaction Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Purchase Agreement, the Existing Security Agreement, the Existing Pledge Agreement or any other Transaction Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Purchase Agreement, the Existing Security Agreement and the Existing Pledge Agreement, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Purchase Agreement, the Existing Security Agreement, the Existing Pledge Agreement and the other Transaction Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto.

10. Expenses; Reimbursement. On the August 2023 Amendment Effective Date, Company hereby authorizes Purchaser to deduct from the proceeds of the August 2023 Amendment Advance, the fees and expenses as specified in Section 2(c) above of this Agreement. The expense reimbursement provisions set forth in Section 10.3 of the Purchase Agreement are hereby incorporated by reference and, without limiting the generality of the foregoing, shall be deemed fully applicable the fees, costs and expenses incurred by Purchaser in connection with the negotiation, execution and delivery of this Agreement.

11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

13. Additional Covenants in respect of Commitment Fee Shares. Company hereby covenants and agrees that it shall deliver the direction to its transfer agent described in section 7(b), on the August 2023 Amendment Effective Date, with respect to the issuance to Purchaser of two hundred thousand (200,000) shares of Company’s Common Stock (the “August 2023 Commitment Fee Shares”) as a closing commitment fee, which fee shall be fully earned on the August 2023 Amendment Effective Date. Such shares shall be issued in the name of Purchaser on the August 2023 Amendment Effective Date. The August 2023 Commitment Fee shall be subject to any restrictive legend comparable to the legend in Section 6.31(e)(i) of the Purchase Agreement, provided however, Company shall promptly cause such legend to be removed at any time that there is an effective registration statement covering the resale of such Shares. Purchaser further agrees that (i) any sales of such Shares pursuant to an effective registration statement shall be made in accordance with the plan of distribution of such registration statement and (ii) shall comply with all prospectus delivery requirements.

14. Additional Actions. Reference is hereby made to the Agenda for the Board Meeting of Company held on August 15, 2023 (the “Plan”), a copy of which has been furnished to Purchaser. Company hereby covenants and agrees to use best efforts to implement the cost savings reductions and other measures referenced in the Plan. Company further acknowledges and agrees that the failure to use best efforts in regard to such measures shall constitute an immediate Event of Default under the Transaction Documents. Company further covenants and agrees to use the proceeds of the August 2023 Amendment Advance solely for the purposes set forth in the Plan and not for any other purpose. Company acknowledges and agrees that the failure to use the proceeds of the August 2023 Amendment Advance for any purpose not set forth in the Plan shall constitute an immediate Event of Default under the Transaction Documents.

15. Private Placement Representations. Purchaser agrees that the Shares are being acquired for investment and that Purchaser will not offer, sell or otherwise dispose of the Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws. In addition, in connection with the issuance of the Shares, Purchaser specifically represents to Company by acceptance or issuance of the Shares, as follows:

(a) Purchaser is aware of Company’s business affairs and financial condition and has acquired information about Company sufficient to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is acquiring the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Securities Act;

(b) Purchaser understands that the Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein;

(c) Purchaser further understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act; and

(d) Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. RELEASE. Each obligor hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against PURCHASER (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) on or prior to the AUGUST 2023 AMENDMENT EFFECTIVE Date directly arising out of, connected with or related to this Agreement, the Existing PURCHASE Agreement or any other TRANSACTION Document, or any act, event or transaction related or attendant thereto, or the agreements of PURCHASER contained therein, or the making of any EXTENSIONS OF CREDIT or other advances, or the management of such EXTENSIONS OF CREDIT or other advances or the Collateral, and (b) PURCHASER has heretofore properly performed and satisfied in a timely manner all of its obligations to the obligor, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, PURCHASER wishes (and the obligors agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances, that have taken place on or prior to THE AUGUST 2023 AMENDMENT EFFECTIVE DATE directly arising out of, connected with or related to this Agreement, the Existing purchase Agreement or any other transaction Document, or any act, event or transaction related or attendant thereto, or the agreements of Purchaser contained therein, or the making of any extensions of credit or other advances, or the management of such extensions of credit or other advances or the Collateral, would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each obligor (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge Purchaser, together with its respective Affiliates, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the AUGUST 2023 AMENDMENT EFFECTIVE directly arising out of, connected with or related to this Agreement, the Existing purchase Agreement or any other transaction Document, or any act, event or transaction related or attendant thereto, or the agreements of Purchaser contained therein, or the possession, use, operation or control of any of the assets of any obligor, or the making of any extensions of credit or other advances, or the management of such extensions of credit or other advances or the Collateral. Each obligor represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

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IN WITNESS WHEREOF, each of the parties hereto has caused this First Omnibus Amendment and Reaffirmation to Note Documents to be duly executed by its authorized officers, and Purchaser, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

COMPANY:

STaffing 360 solutions, inc.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

SUBSIDIARY GUARANTORS:

FARO RECRUITMENT AMERICA, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

MONROE STAFFING SERVICES, LLC

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

KEY RESOURCES, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

HEADWAY WORKFORCE SOLUTIONS, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

HEADWAY EMPLOYER SERVICES, LLC

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

HEADWAY PAYROLL SOLUTIONS, LLC

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

HEADWAY HR SOLUTIONS, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

NC PEO HOLDINGS, LLC

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson
Name:	Richard L. Jackson
Title:	Chief Executive Officer